UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

                            RELIV INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                1-11768              37-1172197
(State or other jurisdiction            (Commission          (IRS Employer
      of incorporation)                 File Number)         Identification No.)

136 Chesterfield Industrial Boulevard, Chesterfield, MO      63005
       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (636) 537-9715

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 2.02 - Results of Operations and Financial Condition

      On November 3, 2004, Reliv' International, Inc. issued a press release reporting earnings and other financial results for its third quarter ended September 30, 2004. A copy of the Press Release is attached as Exhibit 99.

Item No. 9.01 - Exhibit

      (c) The following exhibit is attached hereto:

      Exhibit No.       Exhibit
      -----------       -------

      99 Press Release dated November 3, 2004 captioned: "Reliv International Posts 23 Percent Increase in Net Sales, Paced By Growth in the U.S. Market During 3Q 2004"


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Reliv International, Inc.
                                              (Registrant)


Date: November 3, 2004                    By: /s/ Stephen M. Merrick
                                              ---------------------------------
                                              Stephen M. Merrick, Senior Vice
                                              President


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